Leonetti Balanced Fund










                               Semi-Annual Report

                                December 31, 1997

                                  January, 1998

Dear Shareholder:

     The year of 1997 proved to be an outstanding year for the Leonetti Balanced Fund. Your fund gained 20.85 percent for the year, outperforming the various balanced indices that it is measured against. The assets of your fund have grown well above $12 million.*

     Stocks and long term bonds enjoyed a robust year, even though many factors worked to erode the gains in the fourth quarter. The fourth quarter became a classic case of two steps forward and two steps backward for the stock market, resulting in little progress during the last three months. The increased volatility, however, sent some investors to the sidelines and, for the rest of us, it created a very rocky road.

     Asia became the catalyst for significant selling in the stock market during the fourth quarter of 1997. As worries grew that the financial problems would escalate from a currency crisis into a full blown economic crisis, institutions began to bail out of stocks of companies that had any exposure to the region. Technology and telecommunication stocks were sold off, as were machinery, consumer goods and many others. Following the usual path of excess that the stock market experiences from time to time, many stocks were sold beyond what was warranted. Adding fuel to the fire, a few companies used the Asia situation as a reason or an excuse for forecasting poor results that would have probably occurred with or without Asia. After July's big run up in stock prices, many stocks were extended in price and this also contributed to the selling as panic took hold.

     The Dow Industrials hit their 1997 high in the first week of August, while the broad market didn't top until early in October. As the Asia fear spread, the stock market witnessed the first halt in trading on October 27 when the Dow Industrials dropped 554 points or 7.2 percent for the day. This overreaction coupled with a flight to quality, namely long-term US Treasury bonds, formed a bottom in the stock market that has held through many days of follow-up selling, especially in mid-November and mid-December. The Dow Industrials finished the year 4.3 percent off of its August high, while the Nasdaq Composite finished
10.1 percent off of its October high. The S&P 500 faired the best. It finished only 1.4 percent off of its high, mainly due to the strength in financial, airline and utility stocks in the last two months of the year.

     The Asia situation did accomplish two things. The Federal Reserve was able to restrain from raising interest rates, knowing that any increase would bring added turmoil to the unsteady situation in Asia. Since that time, our economy has gradually slowed, while inflation has remained in check, removing the need at this point to raise rates. It also has solidified China's chances of its economy becoming the second most powerful in the world as we enter the next century.

     Your fund's ten largest stock holdings as of December 31, 1997 are: Lucent Technologies, General Electric, Travelers Group, Schlumberger, America Online, International Business Machines, Peoplesoft, Chevron, Walt Disney and Compaq Computer. The stock portfolio is very well diversified and is currently weighted towards large capitalization stocks.

     Our outlook for the first half of 1998 is probably rosier than most. Even with all the known worries, the low interest rate, low inflation and good growth economy that we have been experiencing should translate into significant advances in stock prices for the first half of 1998. As always it will be interesting.

     Thank you for being a shareholder in the fund. The new year will be exciting and the Leonetti Balanced Fund's outlook is very bright.

Cordially,

LEONETTI & ASSOCIATES, INC.

*Past performance does not guarantee future results. Share value and returns fluctuate and you may have a gain or loss when you sell your shares. Performance results for the Leonetti Balanced Fund and the Lipper Balanced Index include reinvested dividends, interest and other earnings.

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at December 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 72.7%                                                             Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Banks: 1.8%
       3,307         Commerce Bancshares, Inc................................................            $ 224,049
                                                                                                         ---------

                     Computer - Hardware: 2.3%
       5,000         Compaq Computer Corp....................................................              282,188
                                                                                                           -------

                     Computer - Mainframe: 2.5%
       3,000         International Business Machines Corp....................................              313,687
                                                                                                           -------

                     Computer - Network: 2.0%
       4,500         Cisco Systems, Inc.*....................................................              250,875
                                                                                                           -------

                     Computer - Online Services: 2.9%
       4,000         America OnLine, Inc.*...................................................              356,750
                                                                                                           -------

                     Computer - Retailer: 1.2%
       5,000         CompUSA, Inc.*..........................................................              155,000
                                                                                                           -------

                     Computer - Software: 2.5%
       8,000         PeopleSoft, Inc.*.......................................................              312,000
                                                                                                           -------

                     Diversified Operations: 6.6%
       4,000         Canadian Pacific, Ltd...................................................              109,000
       6,000         General Electric Company................................................              440,250
       6,000         Tyco International, Ltd.................................................              270,375
                                                                                                           -------
                                                                                                           819,625
                                                                                                           -------
                     Electronics - Manufacturing: 2.3%
       4,000         Intel Corp..............................................................              281,000
                                                                                                           -------

                     Financial: 3.4%
       6,000         First Security Corp. - Delaware.........................................              251,250
       4,000         SunAmerica, Inc.........................................................              171,000
                                                                                                           -------
                                                                                                           422,250
                                                                                                           -------

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at December 31, 1997 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Food: 6.3%
       4,000         Campbell Soup Company...................................................            $ 232,500
       5,250         Flowers Industries, Inc.................................................              107,953
       5,000         H.J. Heinz Company......................................................              254,062
       5,000         PepsiCo, Inc............................................................              182,187
                                                                                                           -------
                                                                                                           776,702
                                                                                                           -------
                     Health Care Products: 2.1%
       4,000         Johnson & Johnson.......................................................              263,500
                                                                                                           -------

                     Insurance: 4.7%
       4,000         Conseco, Inc............................................................              181,750
       7,500         Travelers Group, Inc....................................................              404,063
                                                                                                           -------
                                                                                                           585,813
                                                                                                           -------
                     Machinery: 2.0%
       5,000         Caterpillar, Inc........................................................              242,813
                                                                                                           -------

                     Manufacturing - Large Appliances: 1.2%
       4,000         Maytag Corp.............................................................              149,250
                                                                                                           -------

                     Media - Newspapers: 2.0%
       4,000         Tribune Company.........................................................              249,000
                                                                                                           -------

                     Medical: 2.0%
       4,000         Schering-Plough Corp....................................................              248,500
                                                                                                           -------

                     Multimedia: 2.4%
       3,000         Walt Disney Company.....................................................              297,188
                                                                                                           -------

                     Networking Products: 1.2%
       4,000         Adaptec, Inc.*..........................................................              148,500
                                                                                                           -------

                     Office Automation and Equipment: 1.8%
       3,000         Xerox Corp..............................................................              221,437
                                                                                                           -------

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at December 31, 1997 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Oil: 4.4%
       4,000         Chevron Corp............................................................            $ 308,000
       4,000         Exxon Corp..............................................................              244,750
                                                                                                           -------
                                                                                                           552,750
                                                                                                           -------
                     Oil Well Services and Equipment: 3.2%
       5,000         Schlumberger Ltd........................................................              402,500
                                                                                                           -------

                     Publishing: 0.9%
       3,000         Scholastic Corp.*.......................................................              112,500
                                                                                                           -------

                     Retail - Drug Stores: 1.0%
       4,000         Walgreen Company........................................................              125,500
                                                                                                           -------

                     Retail - Mail Order: 0.7%
       4,000         Fingerhut Companies, Inc................................................               85,500
                                                                                                            ------

                     Retail - Office Supply: 0.5%
       4,000         OfficeMax, Inc.*........................................................               57,000
                                                                                                            ------

                     Retail - Supermarkets: 0.9%
       3,000         Dominick's Supermarkets, Inc.*..........................................              109,500
                                                                                                           -------

                     Telecommunication Services: 1.3%
       4,000         AirTouch Communications, Inc.*..........................................              166,250
                                                                                                           -------

                     Telecommunications - Equipment: 6.2%
       4,000         Advanced Fibre Communications, Inc.*....................................              116,500
       5,592         Lucent Technologies, Inc................................................              446,661
       3,000         Nokia Corp. ADR.........................................................              208,500
                                                                                                           -------
                                                                                                           771,661
                                                                                                           -------
                     Wireless Equipment: 0.4%
       4,000         Specialty Telecontructors, Inc.*........................................               51,000
                                                                                                            ------

                     Total Common Stocks (cost $6,977,418)...................................            9,034,288
                                                                                                         ---------

                             Leonetti Balanced Fund


                     U.S. GOVERNMENT OBLIGATIONS: 27.0%
    $350,000         U.S. Treasury Note, 5.625%, due 1/31/1998...............................            $ 350,110
     400,000         U.S. Treasury Note, 5.125%, due 2/28/1998...............................              399,875
     400,000         U.S. Treasury Note, 5.875%, due 4/30/1998...............................              400,750
     350,000         U.S. Treasury Note, 5.875%, due 8/15/1998...............................              350,657
     400,000         U.S. Treasury Note, 5.875%, due 1/31/1999...............................              401,000
     300,000         U.S. Treasury Note, 5.000%, due 2/15/1999...............................              297,938
     350,000         U.S. Treasury Note, 6.000%, due 10/15/1999..............................              352,078
     400,000         U.S. Treasury Note, 5.875%, due 2/15/2000...............................              401,751
     400,000         U.S. Treasury Note, 6.125%, due 7/31/2000...............................              404,125
         ---                                                                                               -------

                     Total U.S. Government Obligations (cost $3,345,937)                  ...            3,358,284
                                                                                                         ---------

                     REPURCHASE AGREEMENT: 1.2%
------------------------------------------------------------------------------------------------------------------------------------
     152,000         Star Bank Repurchase Agreement, 5.50%, dated 12/31/97,
                     due 1/2/98, collateralized by $155,000 GNMA,
                     (proceeds $152,046) (cost $152,000).....................................              152,000
                                                                                                           -------

                     Total Investment in Securities (cost $10,475,355+): 100.9%..............           12,544,572
                     Liabilities in excess of Other Assets: (0.9%)...........................             (115,709)
                                                                                                          --------
                     Total Net Assets: 100.0% ...............................................          $12,428,863
                                                                                                       ===========

*Non-income producing.

+ At December 31, 1997,  the cost of securities for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................          $ 2,268,524
                     Gross unrealized depreciation..........................................              (199,307)
                                                                                                          --------
                              Net unrealized appreciation....................................          $ 2,069,217
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost $10,475,355) ................................          $12,544,572
      Cash...................................................................................                  341
      Receivables:
            Fund shares sold.................................................................                  250
            Dividends and interest...........................................................               74,191
      Deferred organization costs............................................................               16,075
      Prepaid expenses.......................................................................                3,500
                                                                                                             -----
                  Total assets ..............................................................           12,638,929
                                                                                                        ----------

LIABILITIES
      Payables:
            Advisory fees....................................................................               11,989
            Administration fee...............................................................                2,550
            Fund shares redeemed.............................................................              186,768
      Accrued expenses.......................................................................                8,759
                                                                                                             -----
                  Total liabilities..........................................................              210,066
                                                                                                           -------


NET ASSETS     ..............................................................................          $12,428,863
                                                                                                       ===========

      Net asset value, offering and redemption price per share
            ($12,428,863/1,001,245 shares outstanding;
            unlimited number of shares authorized without par value) ........................               $12.41
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................          $10,317,641
      Distribution in excess of net investment income........................................               (1,704)
      Undistributed net realized gain on investments.........................................               43,709
      Net unrealized appreciation on investments.............................................            2,069,217
                                                                                                         ---------
            Net assets ......................................................................          $12,428,863
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

STATEMENT OF OPERATIONS - For the Six Months Ended December 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
      Income
            Interest ........................................................................             $ 96,793
            Dividends........................................................................               48,285
            Other............................................................................                1,246
                                                                                                             -----
                  Total income ..............................................................              146,324
                                                                                                           -------
      Expenses
            Advisory fees ...................................................................               60,960
            Administration fee...............................................................               15,123
            Registration fees................................................................               10,226
            Fund accounting fees.............................................................                8,166
            Audit fee........................................................................                6,814
            Transfer agent fees..............................................................                6,569
            Custody fees.....................................................................                4,537
            Amortization of deferred organization costs......................................                3,025
            Trustee fees.....................................................................                2,017
            Legal fees.......................................................................                1,982
            Reports to shareholders..........................................................                1,765
            Miscellaneous....................................................................                1,661
            Insurance........................................................................                  206
                                                                                                               ---
                  Total expenses.............................................................              123,051
                                                                                                           -------
                        Net investment income   .............................................               23,273
                                                                                                            ------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions ..........................................              682,340
      Net change in unrealized appreciation on investments ..................................              405,368
                                                                                                           -------
            Net realized and unrealized gain on investments .................................            1,087,708
                                                                                                         ---------
                        Net increase in net assets resulting from operations ................          $ 1,110,981
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Six Months          Year
                                                                                      Ended            Ended
                                                                               December 31, 1997*  June 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income.......................................................         $ 23,273          $ 48,866
Net realized gain from security transactions ...............................          682,340           329,099
Net change in unrealized appreciation on investments........................          405,368         1,103,880
                                                                                      -------         ---------
      Net increase in net assets resulting from operations .................        1,110,981         1,481,845
                                                                                    ---------         ---------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.......................................................          (30,060)          (81,667)
Net realized gain on investments............................................         (972,962)              -0-
                                                                                     --------                -
      Total dividends and distributions to shareholders ....................       (1,003,022)          (81,667)
                                                                                   ----------           -------

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change
   in outstanding shares (a)................................................        1,037,683          (204,172)
                                                                                    ---------          --------
      Total increase in net assets .........................................        1,145,642         1,196,006

NET ASSETS
Beginning of period ........................................................       11,283,221        10,087,215
                                                                                   ----------        ----------
End of period (including undistributed net investment
   income of $5,083 at June 30, 1997)......................................       $12,428,863       $11,283,221
                                                                                  ===========       ===========

(a) A summary of capital shares transactions is as follows:
                                                            Six Months Ended                  Year Ended
                                                           December 31, 1997*                June 30, 1997
                                                        Shares          Value          Shares          Value
Shares sold ......................................       71,398        $ 931,380       109,814       $1,221,502
Shares issued in reinvestment of distribution.....       81,714          994,460         7,321           80,379
Shares redeemed...................................      (68,707)        (888,157)     (134,735)      (1,506,053)
                                                        -------         --------      --------       ----------
Net increase (decrease) ..........................       84,405       $1,037,683       (17,600)      $ (204,172)
                                                         ======       ==========       =======       ==========

*Unaudited.

See accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months          Year         August 1, 1995*
                                                                     Ended            Ended            through
                                                              December 31, 1997#  June 30, 1997     June 30, 1996
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .......................        $12.31           $10.80            $10.00
                                                                    ------           ------            ------
Income from investment operations:
      Net investment income ................................           .08              .06               .09
      Net realized and unrealized gain on investments ......          1.20             1.54               .76
                                                                      ----             ----               ---
Total from investment operations............................          1.28             1.60               .85
                                                                      ----             ----               ---
Less distributions:
      From net investment income............................          (.09)            (.09)             (.05)
      From net capital gains................................         (1.09)              -0-              -0-
                                                                     -----                -                -
Total distributions.........................................         (1.18)            (.09)             (.05)
                                                                     -----             ----              ----
Net asset value, end of period .............................        $12.41           $12.31            $10.80
                                                                    ======           ======            ======
Total return ...............................................          9.85%           14.91%             8.46%++
Ratios/supplemental data:
Net assets, end of period (millions)........................        $ 12.4            $ 11.3           $ 10.1
Ratio of expenses to average net assets.....................          2.02%+           2.29%             2.26%+
Ratio of net investment income to average net assets........          0.38%+           0.47%             1.02%+
Portfolio turnover rate ....................................         27.58%          119.75%            42.16%
Average commission rate paid per share......................       $.0600            $.0600           $.0600


#Unaudited.

*Commencement of operations.

+Annualized.

++Not Annualized.

See accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Leonetti Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on August 1, 1995. The investment objective of the Fund is to seek total return through a combination of income and capital growth, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in equity securities and high quality fixed-income obligations.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.
      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.
                  U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.
      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
      D. Deferred Organization Costs. The Fund has incurred expenses of $30,000 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.
      E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the six months ended December 31, 1997, Leonetti & Associates, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended December 31, 1997, the Fund incurred $60,960 in advisory fees.

      The Fund is responsible for its own operating expenses. The Advisor may reduce its fees or make reimbursement to the Fund at any time in order to reduce the Fund's expenses. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within three years, provided the Fund is able to effect such reimbursement and remain in compliance with any expense limitations then in effect.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million             $30,000
      $15 to $50 million            0.20% of average daily net assets
      $50 to $100 million           0.15% of average daily net assets
      $100 to $150 million          0.10% of average daily net assets
      Over $150 million             0.05% of average daily net assets


      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, other than U.S. Government obligations and short-term investments, for the six months ended December 31, 1997 were $3,469,621 and $3,225,272, respectively.

                                     Advisor
                           Leonetti & Associates, Inc.
                         1130 Lake Cook Road, Suite 300
                          Buffalo Grove, Illinois 60089
                                 (800) 454-0999
                                       --
                                   Distributor
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018
                                       --
                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202
                                       --
                                 Transfer Agent
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132
                                       --
                                    Auditors
                                Ernst & Young LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                                       --
                                  Legal Counsel
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

     This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

    Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.